Fourth Quarter 2022 Results January 19, 2023 Exhibit 99.3

2 Forward Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "growth estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth and line utilization; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our effective tax rate; (8) our capital position; (9) our future operating and financial performance, including our outlook for 2023; (10) our intended strategies, initiatives, and other operational and execution goals; and (11) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted PPNR excluding Payment Protection Plan (PPP) revenue; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; taxable equivalent (TE) revenue; total non-interest expense; efficiency ratio; PPNR; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and TE revenue exclusive of net investment securities gains (losses) and fair value adjustment on non-qualified deferred compensation. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted PPNR ex. PPP revenue is used by management to evaluate pre-provision net revenue exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons including PPP revenue. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

SYNOVUS

2022 Full Year Financial Highlights

- **Top tier operating metrics**
  - Top quartile ROAA and Efficiency Ratio[1]
- **Robust Revenue and PPNR[2] growth**
  - 17% NII growth driven by loan growth and asset sensitivity
  - Excluding mortgage, core client fee income[3] growth of 8%
- **Diversified loan growth**
  - Commercial LOBs led loan growth of 12%, ex. PPP
  - Widened spreads while maintaining credit discipline
- **Continued adherence to guiding credit and capital principles**
  - NPA, NPL, and Net Charge-off ratios all improved YoY
  - Grew CET1 ratio to upper half of target operating range
- **Well-managed deposit costs**
  - 21% cycle to date beta through 4Q22
- **Deepened core client relationships**
  - Overall deposit production[4] up 30%
  - 27% increase in treasury solutions sold
  - 59% increase in syndication fees
- **Continued progress on key strategic initiatives**
  - Exceeded $175 million Synovus Forward initiative target

Key Performance Metrics	Reported	Adjusted[5]
Net Income Available to Common Shareholders[6]	$724,739	$722,459
Diluted Earnings Per Share	$4.95	$4.93
Return on Average Assets	1.32%	1.31%
Return on Average Tangible Common Equity	19.9%	19.8%
Efficiency Ratio-TE[7]	52.4%	52.2%[8]

Key Guidance Metrics	2022 YoY
Period-end Loan Growth (ex. PPP)	12%
Adjusted Revenue Growth (ex. PPP)[5]	16%
Adjusted Non-Interest Expense Growth[5]	7%
Adjusted PPNR Growth, (ex. PPP)[5]	29%
CET1 Ratio	9.6%
Effective Tax Rate	21.4%

(1) Top quartile LTM through 3Q22 vs proxy peers; (2) Pre-provision net revenue equals total revenue less non interest expense; (3) Includes core banking fees, wealth management revenue, and capital market income; (4) Includes balances associated with new accounts originated including the impact of existing customers switching account types; (5) Non-GAAP financial measure; see appendix for applicable reconciliation; (6) In thousands; (7) Taxable equivalent; (8) Adjusted tangible efficiency ratio.

3

Key Performance Metrics Reported Adjusted(5) Net Income Available to Common Shareholders(6) $197,479 $197,576 Diluted Earnings Per Share $1.35 $1.35 Return on Average Assets 1.38% 1.39% Return on Average Tangible Common Equity 24.2% 24.2% Efficiency Ratio-TE(7) 51.1% 50.6% Balance Sheet (Period-end, $ in millions) Total Loans, Net of Unearned $43,716 Deposits $48,872 Fourth Quarter 2022 Financial Highlights (1) Pre-provision net revenue equals total revenue less non interest expense; (2) Excludes brokered; (3) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types; (4) 4Q22 capital ratios are preliminary; (5) Non-GAAP financial measure; see appendix for applicable reconciliation; (6) In thousands; (7) Taxable equivalent; (8) Adjusted tangible efficiency ratio. 4 (8) • Total revenue of $604 million, an increase of 19% YoY and 4% QoQ: ◦ PPNR(1) increased $81 million, or 38%, YoY and 2% QoQ ◦ NII increased 28% YoY and 5% QoQ ◦ NIM expanded 11 bps to 3.60% in 4Q22 • Loan growth of $1.1 billion, or 3% QoQ ◦ Growth continues to be diversified across business lines ◦ Floating rate commercial loans spreads continued to expand QoQ • Total deposits up $1.2 billion, or 2% QoQ ◦ Core deposits(2) up 1% QoQ ◦ Deposit production(3) up 50%+ QoQ • Credit quality metrics continue to remain strong ◦ NPA, NPL, and Net Charge-Off ratios remained near historical lows ◦ ACL ratio stable at 1.15% • Grew CET1 ratio to 9.63%(4) ◦ Prioritize capital deployment towards client growth

5 Total Loans • 3% loan growth, or 11% annualized, QoQ ◦ Overall payoffs remain low relative to historical levels ◦ Higher utilization on existing commitments contributed ~$100 million to QoQ growth • Broad based-contribution to loan growth ◦ Consumer, FMS, and Wholesale segments all grew loans ◦ All Wholesale sub-businesses experienced growth 10% 14% 11% 12% 14% 11% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 QoQ Annualized % Change in Loans, ex. PPP Consistent Loan GrowthSummary Total C&I Revolving Commitments and Line UtilizationLoan Growth Attribution $43,716 $42,571 $362 $854 $83 $(154) 3Q22 CRE C&I Direct Consumer Third-Party Consumer 4Q22 Change in Ending Loan Balances ($ in millions) ($ in millions) $12,194 $13,301 $13,873 $14,289 42.8% 47.1% 47.3% 48.6% Total Commitments C&I Line Utilization 4Q21 2Q22 3Q22 4Q22 $44 billion Amounts may not total due to rounding.

Total Deposits

SYNOVUS

$49 billion

Summary

- Total deposits increased $1.2 billion, or 2% QoQ
  - Core Deposit[1] growth of $373 million QoQ
  - Growth in Time deposits a result of mix shift from MMA as well as new deposit production efforts
  - Seasonality benefited Public Fund deposit balances
- Strong production offset diminishment headwinds from price sensitive clients and liquidity deployment
  - Deposit production[2] increased over 50% from 3Q22 to 4Q22, and all lines of business saw QoQ production increases

QoQ Change in Ending Balances[3]

($ in millions)



$(719)
$(73)
$475
$62
$629
$801
Non-Interest-Bearing
Savings
NOW
MMA
Time
Brokered
Public Funds QoQ Growth:
$80
$1
$490
$500
$16

Deposit Production Focus

($ in billions)



Total Deposit Production[4]
$1.3
$0.9
$1.1
$1.4
$2.2
4Q21
1Q22
2Q22
3Q22
4Q22

Cumulative Total Deposit Beta of 21% through 4Q22

4Q21 vs. 4Q22



Fed Target Average
+359 bps
0.25%
2.39%
3.84%
4.29%
4Q21
3Q22
4Q22
Dec 22
Total Deposit Cost
+76 bps
0.12%
0.38%
0.88%
1.08%
4Q21
3Q22
4Q22
Dec 22

(1) Excludes brokered; (2) Includes balances associated with new accounts originated in the quarter including the impact of existing customers switching account types; (3) Balances in bar chart include the public funds changes QoQ seen below the chart; (4) Excluding public funds deposits due to seasonal benefits and including production resulting from existing relationships changing account type.

6

$392 $392 $425 $478 $501 2.96% 3.00% 3.22% 3.49% 3.60% Net Interest Income Net Interest Margin 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income NII Growth NIM Expansion ($ in millions) 7 $501 million Summary • NII growth of $109 million, or 28% YoY ◦ Growth of $23 million, or 5% QoQ • NII was supported by both loan growth and net interest margin expansion ◦ Margin expansion of 11 bps QoQ, aided by higher interest rates, deposit pricing discipline, and deposit beta lags 58% 61% 62% 4Q21 3Q22 4Q22 Loan Mix and Yield Performance Floating Rate Loan Portfolio Mix Change in Loan Yield vs Peers(1) Cycle to Date 3Q YTD Peer Average 73 bps 4Q YTD SNV 3.60%3.49% 0.58% 0.06% (0.24)% (0.22)% (0.02)% 3Q22 Loan Yields Cash/Securities Yields Deposit Cost Wholesale Funding Other 4Q22 4Q22 NIM: Primary Drivers of Change(2) Amounts may not total due to rounding; (1) Peers includes proxy peer set; change in loan yield from 4Q21 through 3Q22 sourced from call report data and includes impact of loan hedge program; (2) Estimated impact; (3) Excluding brokered deposits which are included in wholesale funding; (4) 'Other' includes various unattributed items. (3) (4)3Q YTD SNV 75 bps 148 bps

SYNOVUS

Non-Interest Revenue

$102 million

Summary

- Core Banking Fees - Card fees up 24% from the same quarter in prior year due to strong consumer and commercial spend
- Wealth Revenue - Increase driven by repo revenue, a result of facilitating off-balance sheet investment options
- Capital Markets - Income up QoQ as core commercial clients drove swap and syndication fees in 4Q22
- Other Income - 4Q22 negative tax-related valuation adjustments of approximately $5 million

Fee Income

($ in millions)	4Q22	QoQ Δ	YoY Δ
Core Banking Fees[1]	$46	4%	10%
Wealth Revenue[2]	$40	5%	7%
Capital Markets Income	$7	2%	(3)%
Net Mortgage Revenue	$3	(50)%	(64)%
Total Other Income[3]	$5	(53)%	(78)%
Total Adjusted Non-Interest Revenue[4]	**$101**	**(4)%**	**(13)%**
Total Non-Interest Revenue	**$102**	**(2)%**	**(12)%**

Core Banking Fees, Wealth Revenue and Capital Markets Income 2022 vs. 2021

Highlights

Crossed **$1 billion** in Commercial Card spend

22% increase in Payment Partnerships revenue

161% increase in Repo revenue

Family Office clients up **11%** YoY

Syndication fees increased **59%**



$335
$15
$10
$1
$361
Core Client Fee Income growth ex Mortgage of 8%
2021
Core Banking Fees (1)
Wealth Revenue (2)
Capital Markets Income
2022

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation.

8

SYNOVUS

Non-Interest Expense

$309 million

Summary

- QoQ and YoY increases in performance related costs highlights alignment between financial performance and expense growth
- Top quartile efficiency ratio[1] a result of prudent expense management while investing in new business initiatives and infrastructure/projects
- Fair value adjustment to Visa indemnification agreement resulted in $2.5 million 4Q22 expense[2]

Expense Trends

($ in millions)	4Q22	QoQ Δ	YoY Δ
Total Employment	$181	4%	9%
Total Other	$81	6%	6%
Total Occupancy, Equipment, and Software	$45	4%	6%
Total Adjusted Non-Interest Expense[2][3]	**$307**	**4%**	**8%**
Total Non-Interest Expense	**$309**	**5%**	**5%**

Adjusted NIE - QoQ Cost Drivers

($ in millions)



$294
$4
$2
$5
$3
$307
Adjusted 3Q22
Performance Related Expense (4)
New Business Initiatives (5)
Infrastructure Initiatives (6)
Other
Adjusted 4Q22

Adjusted NIE - YoY Cost Drivers

($ in millions)



$286
$7
$4
$7
$6
$(2)
$307
Adjusted 4Q21
Performance Related Expense (4)
New Business Initiatives (5)
Infrastructure Expenses (6)
Merit/ Compensation
Other
Adjusted 4Q22

Amounts may not total due to rounding; (1) LTM through 3Q22 vs. proxy peers; (2) VISA is not reflected in adjusted non-interest expense; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) Performance related expense includes loan origination, FDIC expense, travel and entertainment, and incentives; (5) New business initiatives includes Maast, CIB, and expense related to other new growth initiatives; (6) Expenses associated with technology and operational upgrades.

9

NPA, NPL, and Past Due Ratios $469 $462 $458 $479 $501 1.19% 1.15% 1.11% 1.13% 1.15% Allowance for Credit Losses ACL Coverage Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 0.40% 0.40% 0.33% 0.32% 0.33% 0.33% 0.33% 0.26% 0.29% 0.29% 0.15% 0.11% 0.14% 0.15% 0.15% NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio 4Q21 1Q22 2Q22 3Q22 4Q22 $(55) $11 $13 $26 $35 $11 $19 $17 $5 $13 Provision for Credit Losses Net Charge-Offs 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance for Credit Losses Amounts may not total due to rounding. 10 ($ in millions)($ in millions) 0.11% 0.19% 0.16% 0.04% 0.12%NCO Ratio:358% 350% 420% 393% 391%ACL to NPLs: • Credit metrics remain strong overall and near historic lows • ACL stable as positive loan portfolio credit performance was offset by declining economic outlook Credit Quality Provision and Net Charge-Offs Summary

Capital Ratios

Summary

- Continued to deploy capital toward core client growth while maintaining strong capital position
  - CET1 ratio up +11bps QoQ; within upper half of planned target range
- Expect consistent capital management approach for 2023; maintain priorities laid out during 2022 Investor Day
  - 2023 capital plan includes a planned increase of quarterly common dividend to $0.38/share, effective April 2023

Full Year Review & Outlook

2022	2023
• Deployed 70%+ of earnings generation to core asset growth • Quarterly dividend of $0.34/share • Maintained stable CET1 ratio throughout year, near mid-point of 9.25% to 9.75% target	• Maintain target 9.25% to 9.75% CET1 range • Planned increase of quarterly dividend to $0.38/share (effective April 2023) • $300 million share repurchase authorization

Capital Metrics



12.61%
10.66%
9.50%
12.45%
10.59%
9.52%
12.54%
10.68%
9.63%
4Q21
3Q22
4Q22(2)
Common Equity Tier 1
Tier 1
Tier 2

Capital Deployment Targeted Towards Organic Growth

YoY Capital Deployment



9.50%
1.42%
(1.03)%
Total Payout Ratio: 29%
(0.39)%
(0.03)%
0.16%
9.63%
Beginning CET1 Ratio (4Q21)
Net Income Available to Common Shareholders
Risk-Weighted Assets
Common Dividends
Share Repurchases
Other (1)
Ending CET1 Ratio (4Q22)(2)

Amounts may not total due to rounding; (1) Includes changes in intangible assets and applicability of deferred tax assets; (2) 4Q22 capital ratios are preliminary.

11

2023 Outlook

	2022 Baseline	Guidance	Key Assumptions
EOP Loan Growth[1]	$43.72B	5 - 9%	• Growth from newer business lines and recent hires, offset by third-party rundown and slowing economy
Adjusted Revenue Growth[1][2]	$2.21B	8 - 12%	• Assumes Fed reaches and holds near 5% and current long-term rates remain stable • Lower and upper end of range predominately impacted by deposit beta, timing of deposit repricing and deposit mix; total deposit beta range remains 35 - 40% with modest levels of NIB/IB remixing expected • Assumes more balanced monetary policy and liquidity environment
Adjusted NIE Growth[2]	$1.16B	5 - 9%	• Increased core operating costs and new initiative investments collectively represent 80% of overall expense increase • Lower and upper end of range aligned to overall company performance
Adjusted PPNR Growth[1][2]	$1.05B	11 - 15%	• Commitment to YoY positive operating leverage
CET1 Operating Range	9.63%	9.25 - 9.75%	• Continue to operate within current target range with a bias towards mid to upper half of range
Effective Tax Rate	21.4%	21 - 23%	• Positively impacted by tax driven business lines (CIC) and tax credit investments (solar, new market), offset by higher non-deductible FDIC expense and slightly higher state tax apportionment

(1) Not adjusting for PPP loans or PPP revenue in 2023 outlook given relatively immaterial impact to 2022 and 2023 forecasted results; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation.

12

Safety and Soundness Contribution from New Growth Initiatives Continued Execution within Core Businesses 2023: A Year of Focused Execution • Key focus on liquidity and deposit generation across all LOBs • Maintain strong credit performance and overall credit vigilance • Continue to enhance industry and sector monitoring tools that can provide early indicators of financial stress • Manage capital levels consistent with current capital management approach outlined at 2022 Investor Day • Expect broad cross-LOB relationship growth with focus on deposit retention and generation • Expansion of Treasury & Payment Solutions to support deposit efforts via Accelerate line of product offerings • Continued growth in syndication and distribution capabilities • Streamlined client experiences through new technology and process enhancements • Consumer client relationship deepening through enhanced analytics and digital capabilities • Broader launch and adoption of Maast • Expansion of loan and depository relationships and increased fee income contributions from CIB • Build-out of Private Wealth offerings to better serve business owners across all commercial LOBs • Expansion of frontline team members in key growth markets – Atlanta, Nashville, Orlando, Tampa, and Miami 13

Appendix

SYNOVUS

Synovus *Forward* 2020 - 2022

Overall Results



Expense Initiatives
Revenue Initiatives
~45%
~$180MM
Pre-tax run
rate benefit
~45%
~10%
Balance Sheet
Management

Key Strategic Benefits

Revenue

- Launched two new sub-business lines - Community Investment Capital & Restaurant Vertical
- Adopted commercial and consumer analytics to aid with client retention and relationship deepening
- Implemented enhanced deposit pricing tools and operating framework

Expense

- Reduced real estate square footage by ~20%
- Streamlined back office operations resulting in ~18% increase in revenue/FTE from 2019 - 2022
- Reduced third party spend - $20+ million in annual saves
- Implemented over 60 IT automations and client journeys
- Embedded core expense management into operating philosophy

Balance Sheet Management

- Enhanced yields through asset allocation strategies

15

($ in thousands) Allowance for Credit Losses ACL/Loans: Economic Scenario Assumptions and Weightings 1.13% 1.15% 1 $500,879 $479,295 $18,610 $10,648 $(14,790) $7,116 3Q22 Economic Factors Growth Performance Other Factors 4Q22 16 (1) (1) Other factors include the addition to the ACL associated with the cessation of a third-party lending relationships and expected decline in that portfolio in 2023 as well as the impact of dispositions, sub-pool changes, etc.; (2) Downside scenarios carry a total weighting of 50%, and correspond to Moody's November 2022 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (3) Upside refers to Moody's November 2022 "S1" Upside 10th Percentile scenario; (4) 4th quarter model estimates. 4th Quarter Change from 2023(4) 2024(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 40% +15% 0.4% 4.3% 1.4% 4.5% Slow Growth(2) 35% -20% 0.5% 4.5% 1.3% 5.1% Downside(2) 15% NC (1.5)% 6.8% 0.2% 7.3% Upside(3) 10% +5% 3.4% 3.4% 2.9% 3.4% Weighted Average 0.5% 4.7% 1.3% 5.0%

45.3% 41.5% 35.7% 31.2% 24.0% 6.7% 12.8% 18.1% 25.2% 8.7% 8.3% 8.6% 8.3% 8.3% 42.3% 41.3% 40.2% 39.5% 38.2% 3.88% 3.76% 3.92% 4.60% 5.36% LIBOR SOFR BSBY/Other Prime Fixed rate Yield 4Q21 1Q22 2Q22 3Q22 4Q22 Earning Assets Composition $10,992 $11,158 $11,014 $11,277 $11,273 1.52% 1.68% 1.80% 1.93% 2.09% Securities Yield 4Q21 1Q22 2Q22 3Q22 4Q22 $4,150 $4,650 $4,250 $4,250 $4,100 $3,100 $3,100 $3,100 $2,350 $2,100 1.38% 1.47% 1.82% 1.82% 1.83% 1.91% 1.91% 1.91% 2.22% 2.27% Notional Effective Rate 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (1) Amortized cost; (2) Represents Total Notional outstanding of cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period; (3) Reported sensitivities assume a dynamic balance sheet and a through the cycle total deposit cost beta of mid-30% as reported in our 10-Q/10-K. 17 1.5% 2.2% 2.2% ($ in millions) Loan Hedge Portfolio(2) Loan Portfolio Rate Mix and Yield Total Securities Portfolio Size(1) 2.7% 2.9% 4.3% 3.1% 1.9% 0.8% (0.4)% (1.5)% 35% 40% 45% 50% 55% NII Sensitivity: +100 bps Scenario(3) Total Deposit Beta:

3Q22 4Q22 December 2022 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Avg. Rate Non-interest-bearing $16,904 N/A $16,569 N/A N/A Interest-bearing non-maturity (NMD) $25,357 0.42% $24,849 0.97% 1.20% Time $2,270 0.42% $2,568 1.18% 1.58% Brokered $3,900 1.82% $4,987 3.14% 3.60% Total interest-bearing $31,527 0.59% $32,403 1.32% 1.61% Total deposits $48,431 0.38% $48,973 0.88% 1.08% Average Deposit Costs 18

SYNOVUS

Well-Positioned in Recession Sensitive Sectors

Office

Balance: $3,012[1]

LTV: 53.3%
% of Loans >70% LTV: 7.9%

>50% of Office portfolio is medical in nature

This matters because:
- Health related spending has increased 25% since 2Q20 and comprises 20% of US GDP

2014 Average effective age of office collateral

This matters because:
- Vintage is a large determinant of value
- In general, office properties built prior to 2000 trade at a discount to newer offices

Hotel

Balance: $1,708[1]

LTV: 56.2%
% of Loans >70% LTV: 3.2%

98% of Hotel portfolio is Upper-Midscale and above

This matters because:
- Recent weakness in hotel performance has been confined to lower quality tiers

0 Losses in the portfolio since the pandemic

This matters because:
- Demonstrates a portfolio well-positioned for less-than-optimal economic conditions

Retail

Balance: $1,404[1]

LTV: 52.0%
% of Loans >70% LTV: 9.0%

76% of Retail collateral is occupied by a credit rated tenant or necessity provider

This matters because:
- Necessity providers are excellent recession hedges and are less susceptible to online competition

97% Single Tenant retail occupants are credit rated tenants

This matters because:
- National credit-rated tenant collection rates are above 95%
- Single credit tenant retail properties are backed by large corporate guarantees

Senior Housing

Balance: $3,794[1]

LTV: 60.1%[2]
% of Loans >75% LTV[3]: 4.7%

85% of Sr Housing portfolio is private pay

This matters because:
- Private pay facilities absorb rent increases more easily and are less constrained by reimbursements

0 Losses since the inception of vertical in 2011

This matters because:
- Demonstrates expertise of management team and quality of operators

Small Business

Balance: $980[1]

66% of the Small Business portfolio is secured by real estate

This matters because:
- Real estate-secured Small Business loans are less likely to default

73% Of Synovus Small Business Customers report equal or higher business activity in 4Q22

This matters because:
- Our small business customers are showing resilience in the face of a potential downturn

(1) In millions; balances as of 12/31/2022; (2) Senior Housing LTVs are based on total economic value of an operating facility; (3) 75% is the maximum LTV necessary for a HUD permanent takeout, the primary senior housing exit strategy.

19

Loan Portfolio by Category

Consumer Portfolio - $9.0 billion

- Weighted average credit score of 793 and 780 for Home Equity and Mortgage, respectively
- Weighted average LTV of 73.6% and 72.5% for Home Equity and Mortgage, respectively[1]



Resi, Constr, Dev, Land 1.2%
Consumer Non-R/E 4.6%
Other CRE Prop. Types 6.5%
Multi-Family 7.2%
Office Bldg. 6.9%
Shopping Centers 3.2%
Hotel 3.9%
Consumer R/E Related 16.0%
National C&I Specialty Lending[2] 24.0%
In-Footprint Middle Market & Commercial Banking 26.5%
Consumer
CRE
C&I

CRE Portfolio - $12.7 billion

- 92% are income-producing properties
- Diversity among property types and geographies

C&I Portfolio - $22.1 billion

- National C&I Specialty lending[2] is well-diversified among multiple lines-of-business
- C&I industry mix aligned with economic and demographic drivers

Portfolio Characteristics	Consumer	CRE	C&I
NPL Ratio	0.57%	0.06%	0.31%
QTD Net Charge-off Ratio (annualized)	0.39%	0.00%	0.08%
30+ Days Past Due Ratio	0.52%	0.01%	0.08%
90+ Days Past Due Ratio	0.02%	0.00%	0.01%

Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 12/31/2022 commitment amount and any existing senior lien; (2) National C&I specialty lending is primarily comprised of our senior housing portfolio, national accounts, structured lending (primarily lender finance), insurance premium finance and CIB portfolios.

20

SYNOVUS

Commercial Real Estate

Composition of 4Q22 CRE Portfolio

Total Portfolio $12.7 billion


Office Building
Multi-Family
Hotels
Shopping Center
Other Investment Properties
Warehouses
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Residential Development
Land Acquisition
Commercial Development
23.8%
24.8%
13.5%
11.1%
10.7%
8.2%
3.1%
1.8%
0.9%
1.6%
0.6%

Investment Properties portfolio represent 92% of total CRE portfolio

- The portfolio is well diversified among property types
- Credit quality in Investment Properties portfolio remains excellent

CRE Credit Quality

- 0.06% NPL Ratio
- 0.00% Net Charge-Off Ratio (annualized)
- 0.01% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of December 31, 2022)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$3,012	$3,135	$1,404	$1,708	$1,350	$1,035	$617	$389
Weighted Average LTV[2]	53.3%	54.1%	52.0%	56.2%	56.0%	56.4%	N/A	N/A
NPL Ratio	0.01%	0.06%	0.05%	0.00%	0.03%	0.02%	0.51%	0.30%
Net Charge-off Ratio (annualized)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%	(0.17)%
30+ Days Past Due Ratio	0.00%	0.02%	0.02%	0.00%	0.02%	0.00%	0.12%	0.02%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 12/31/22 commitment amount.

21

C&I Portfolio Credit Indicator 4Q22 NPL Ratio 0.31% Net Charge-off Ratio (annualized) 0.08% 30+ Days Past Due Ratio 0.08% 90+ Days Past Due Ratio 0.01% • Wholesale Bank (includes Middle Market and Specialty Lines) represents 72% of C&I balances • Finance/Insurance predominantly represented by secured lender finance portfolio • Senior Housing consists of 85% private pay facilities Diverse Industry Exposure Total C&I Portfolio $22.1 billion 16.9% 15.2% 6.6% 6.6% 6.2% 5.6% 5.5% 5.0% 4.9% 4.3% 4.2% 4.0% 3.6% 2.7% 2.2% 2.2% 1.9% 1.2% 1.1% Finance/Insurance Senior Housing Health Care Manufacturing Accom. & Food Svcs. R/E Other Wholesale Trade Construction Retail Trade Prof., Scientific, Tech. Svcs. Other Services Transport/Warehousing R/E Leasing All Other Arts, Entertainment, & Rec. Public Administration Educational Svcs. Admin., Support, Waste Mgmt. Ag, Forestry, Fishing Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing. 22 (1) (1) (1)

Consumer Portfolio Credit Indicator 4Q22 NPL Ratio 0.57% Net Charge-off Ratio (annualized) 0.39% 30+ Days Past Due Ratio 0.52% 90+ Days Past Due Ratio 0.02% • 77% of Consumer portfolio is secured by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 23% Total Consumer Portfolio $9.0 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 4Q22 Originations 791 765 Weighted Average Credit Score of Total Portfolio 793 780 Weighted Average LTV(1) 73.6% 72.5% Average DTI(2) 34.3% 33.2% Utilization Rate 37.3% N/A 57.9% 19.5% 15.9% 4.4% 2.3% Consumer Mortgage Home Equity Third-Party Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 9/30/2022 commitment amount and any existing senior lien; (2) Average DTI of 4Q22 originations. Consumer Credit Quality 23

Third-Party Consumer 10.23% Core Transaction Deposits $1,644 $1,618 $1,601 $1,580 $1,426 $642 $612 $841 $639 $340 Held-for-Investment (HFI) Held-for-Sale (HFS) 4Q21 1Q22 2Q22 3Q22 4Q22 38% 10% 26% 26% Auto/RV/Marine Home Improvement Personal Student HFI Portfolio Composition 4Q22 ($ in millions) Auto/RV/ Marine Home Improvement Personal Student Loan Balance $536 $149 $373 $367 Weighted Avg. FICO Score 749 767 751 777 NPL Ratio 0.66% nm 0.66% 0.22% Net Charge-off Ratio (annualized) 1.33% nm 3.03% 0.27% 30+ Day Past Due Ratio 2.34% 1.37% 1.11% 0.19% • Diversity among asset types; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 759 ◦ NPL Ratio of 0.48% ◦ Annualized Net Charge-off Ratio of 1.39% ◦ 30+ Day Past Due Ratio of 1.36% ($ in millions) 24Note: "nm" -- credit metrics not meaningful due to application of credit enhancements. Amounts may not total due to rounding.

Risk Distribution ($ in millions) Composition Change Risk Category 4Q22 3Q22 4Q22 vs. 3Q22 Passing Grades $42,774 $41,643 $1,131 Special Mention 313 388 (75) Substandard Accruing 501 418 83 Non-Performing Loans 128 122 6 Total Loans $43,716 $42,571 $1,145 Amounts may not total due to rounding. 25 $1,028 $1,032 $914 $929 $942 2.6% 2.6% 2.2% 2.2% 2.2% Criticized and Classified Loans % of Total Loans 4Q21 1Q22 2Q22 3Q22 4Q22 Portfolio Risk DistributionCriticized & Classified Loans

26 4Q21 1Q22 2Q22 3Q22 4Q22 Diluted EPS $1.31 $1.11 $1.16 $1.33 $1.35 Net interest margin 2.96% 3.00% 3.22% 3.49% 3.60% Efficiency ratio-TE 57.85 54.66 53.87 50.41 51.08 Adjusted tangible efficiency ratio(1) 55.64 55.50 53.43 49.98 50.58 ROAA(2) 1.40 1.22 1.26 1.39 1.38 Adjusted ROAA(1)(2) 1.44 1.19 1.27 1.39 1.39 Total loans 3% 2% 3% 3% 3% Total deposits 4% (2)% 1% (3)% 2% NPA ratio 0.40% 0.40% 0.33% 0.32% 0.33% NCO ratio(2) 0.11 0.19 0.16 0.04 0.12 Common shares outstanding(3) 145,010 145,335 145,358 145,443 145,487 Leverage ratio 8.72% 8.87% 9.03% 9.04% 9.07% Tangible common equity ratio(1) 7.52 6.80 6.26 5.52 5.84 Financial Performance (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) Quarterly Highlights Trend Balance Sheet QoQ Growth Credit Quality Capital

27 (in thousands, except per share data) 4Q22 3Q22 4Q21 Net interest income $501,346 $477,919 $392,313 Non-interest revenue 102,439 104,298 117,068 Non-interest expense 308,996 294,010 295,207 Provision for (reversal of) credit losses 34,884 25,581 (55,210) Income before income taxes 259,905 262,626 269,384 Income tax expense 54,135 59,582 68,983 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $197,479 $194,753 $192,110 Weighted average common shares outstanding, diluted 146,528 146,418 146,793 Net income per diluted common share $1.35 $1.33 $1.31 Condensed Income Statement Amounts may not total due to rounding.

28 (dollars in thousands) 4Q22 3Q22 4Q21 2022 2021 Net income available to common shareholders $197,479 194,753 192,110 724,739 727,304 Subtract/add: Earnout liability adjustments — — — — 507 Add/subtract: Restructuring charges (2,372) 956 5,958 (9,690) 7,223 Add: Valuation adjustment to Visa derivative 2,500 — 2,656 6,000 2,656 Add: Loss on early extinguishment of debt — — — 677 — Subtract/add: Investment securities (gains) losses, net — — (230) — 799 Subtract/add: Tax effect of adjustments(1) (31) (228) (2,121) 733 (2,702) Adjusted net income available to common shareholders $197,576 195,481 198,373 722,459 735,787 Weighted average common shares outstanding, diluted 146,528 146,418 146,793 146,481 148,495 Net income per common share, diluted $1.35 $1.33 $1.31 $4.95 $4.90 Adjusted net income per common share, diluted $1.35 $1.34 $1.35 $4.93 $4.95 Non-GAAP Financial Measures Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 4Q22; 23.8% for 3Q22; and 25.3% for 4Q21.For 2022, it was 24.3%, and for 2021, it was 25.3%.

29 (dollars in thousands) 4Q22 3Q22 2Q22 1Q22 4Q21 Net income $205,770 $203,044 $178,052 $171,037 $200,401 Add/subtract: Restructuring charges (2,372) 956 (1,850) (6,424) 5,958 Add: Valuation adjustment to Visa derivative 2,500 — 3,500 — 2,656 Add: Loss on early extinguishment of debt — — — 677 — Subtract/add: Investment securities (gains) losses, net — — — — (230) Subtract/add: Tax effect of adjustments(1) (31) (228) (393) 1,369 (2,121) Adjusted net income $205,867 203,772 179,309 166,659 206,664 Net income annualized $816,370 805,555 714,165 693,650 795,069 Adjusted net income annualized $816,755 808,443 719,206 675,895 819,917 Total average assets $58,963,417 58,055,979 56,536,940 56,855,898 56,911,929 Return on average assets 1.38% 1.39% 1.26% 1.22% 1.40% Adjusted return on average assets 1.39% 1.39% 1.27% 1.19% 1.44% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 4Q22; 23.8% for 3Q22, 2Q22, and 1Q22; and 25.3% for 4Q21. Non-GAAP Financial Measures, Continued

30 (dollars in thousands) 2022 2021 Net income $757,902 760,467 Add: Earnout liability adjustments — 507 Add/subtract: Restructuring charges (9,690) 7,223 Add: Valuation adjustment to Visa derivative 6,000 2,656 Add: Loss on early extinguishment of debt 677 — Add/subtract: Investment securities losses (gains), net — 799 Subtract/add: Tax effect of adjustments(1) 733 (2,702) Adjusted net income 755,622 768,950 Total average assets 57,610,074 55,368,481 Return on average assets 1.32% 1.37% Adjusted return on average assets 1.31% 1.39% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 2022 and 25.3% for 2021. Non-GAAP Financial Measures, Continued

SYNOVUS

Non-GAAP Financial Measures, Continued

(dollars in thousands)	4Q22	3Q22	4Q21
Net income available to common shareholders	$197,479	$194,753	$192,110
Add/subtract: Restructuring charges	(2,372)	956	5,958
Add: Valuation adjustment to Visa derivative	2,500	—	2,656
Add/subtract: Investment securities losses (gains), net	—	—	(230)
Subtract/add: Tax effect of adjustments[1]	(31)	(228)	(2,121)
Adjusted net income available to common shareholders	$197,576	$195,481	$198,373
Adjusted net income available to common shareholders annualized	$783,861	$775,550	$787,023
Add: Amortization of intangibles, tax effected, annualized	6,358	6,401	7,050
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$790,219	$781,951	$794,073
Net income available to common shareholders annualized	$783,476	$772,661	$762,176
Add: Amortization of intangibles, tax effected, annualized	6,358	6,401	7,050
Net income available to common shareholders excluding amortization of intangibles annualized	$789,834	$779,062	$769,226
Total average shareholders' equity less preferred stock	$3,742,927	$4,141,516	$4,730,828
Subtract: Goodwill	(452,390)	(452,390)	(452,390)
Subtract: Other intangible assets, net	(28,174)	(30,214)	(36,805)
Total average tangible shareholders' equity less preferred stock	$3,262,363	$3,658,912	$4,241,633
Return on average common equity	20.9%	18.7%	16.1%
Adjusted return on average common equity	**20.9%**	**18.7%**	**16.6%**
Return on average tangible common equity	**24.2%**	**21.3%**	**18.1%**
Adjusted return on average tangible common equity	**24.2%**	**21.4%**	**18.7%**

Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 4Q22; 23.8% for 3Q22, 2Q22, and 1Q22; and 25.3% for 4Q21.

31

32 (dollars in thousands) 2022 2021 Net income available to common shareholders $724,739 $727,304 Add: Earnout liability adjustments — 507 Add/subtract: Restructuring charges (9,690) 7,223 Add: Valuation adjustment to Visa derivative 6,000 2,656 Add: Loss on early extinguishment of debt 677 — Add/subtract: Investment securities losses (gains), net — 799 Subtract/add: Tax effect of adjustments(1) $733 $(2,702) Adjusted net income available to common shareholders $722,459 $735,787 Add: Amortization of intangibles, tax effected $6,410 $7,108 Adjusted net income available to common shareholders excluding amortization of intangibles $728,869 $742,895 Net income available to common shareholders excluding amortization of intangibles $731,149 $734,412 Total average shareholders' equity less preferred stock $4,163,556 $4,674,833 Subtract: Goodwill (452,390) (452,390) Subtract: Other intangible assets, net (31,317) (40,307) Total average tangible shareholders' equity less preferred stock $3,679,849 $4,182,136 Return on average common equity 17.4% 15.6% Adjusted return on average common equity 17.4% 15.7% Return on average tangible common equity 19.9% 17.6% Adjusted return on average tangible common equity 19.8% 17.8% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 2022 and 25.3% for 2021. Non-GAAP Financial Measures, Continued

SYNOVUS

Non-GAAP Financial Measures, Continued

(dollars in thousands)	4Q22	3Q22	4Q21
Total non-interest revenue	$102,439	$104,298	$117,068
Subtract: Investment securities gains, net	—	—	(230)
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(1,557)	1,076	(995)
Adjusted non-interest revenue	**$100,882**	**$105,374**	**$115,843**

(dollars in thousands)	4Q22	3Q22	2Q22	1Q22	4Q21
Total non-interest expense	$308,996	294,010	282,051	272,450	295,207
Subtract/add: Restructuring charges	2,372	(956)	1,850	6,424	(5,958)
Subtract: Valuation adjustment to Visa derivative	(2,500)	—	(3,500)	—	(2,656)
Subtract: Loss on early extinguishment of debt	—	—	—	(677)	—
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(1,557)	1,076	3,240	1,295	(995)
Adjusted non-interest expense	**$307,311**	**$294,130**	**$283,641**	**$279,492**	**$285,598**
Adjusted non-interest expense	$307,311	294,130	283,641	279,492	285,598
Subtract: Amortization of intangibles	(2,118)	(2,118)	(2,118)	(2,118)	(2,379)
Adjusted tangible non-interest expense	$305,193	292,012	281,523	277,374	283,219
Net interest income	$501,346	$477,919	$425,388	$392,248	$392,313
Add: Taxable equivalent (TE) adjustment	1,131	972	960	865	884
Add: Total non-interest revenue	102,439	104,298	97,266	105,334	117,068
Total TE revenue	$604,916	$583,189	$523,614	$498,447	$510,265
Subtract/add: Investment securities (gains) losses, net	—	—	—	—	(230)
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(1,557)	1,076	3,240	1,295	(995)
Adjusted revenue	$603,359	$584,265	$526,854	$499,742	$509,040
Efficiency ratio-TE	51.1%	50.4%	53.9%	54.7%	57.9%
Adjusted tangible efficiency ratio	**50.6%**	**50.0%**	**53.4%**	**55.5%**	**55.6%**

33

34 (dollars in thousands) 2022 2021 Total non-interest revenue $409,336 $450,066 Add/subtract: Investment securities losses (gains), net — 799 Subtract: Fair value adjustment on non-qualified deferred compensation 4,054 (2,816) Adjusted non-interest revenue $413,390 $448,049 Total non-interest expense $1,157,506 $1,099,904 Subtract: Earnout liability adjustments — (507) Subtract/add: Restructuring charges 9,690 (7,223) Subtract: Valuation adjustment to Visa derivative (6,000) (2,656) Subtract: Loss on early extinguishment of debt (677) — Subtract: Fair value adjustment on non-qualified deferred compensation 4,054 (2,816) Adjusted non-interest expense $1,164,573 $1,086,702 Adjusted non-interest expense $1,164,573 $1,086,702 Subtract: Amortization of intangibles (8,472) (9,516) Adjusted tangible non-interest expense $1,156,101 $1,077,186 Net interest income 1,796,900 1,532,947 Add: Taxable equivalent adjustment 3,927 3,185 Add: Total non-interest revenue 409,336 450,066 Total TE revenue $2,210,163 $1,986,198 Add/subtract: Investment securities losses (gains), net — 799 Subtract: Fair value adjustment on non-qualified deferred compensation 4,054 (2,816) Adjusted revenue $2,214,217 $1,984,181 Efficiency ratio-TE 52.4% 55.4% Adjusted tangible efficiency ratio 52.2% 54.3% Amounts may not total due to rounding. Non-GAAP Financial Measures, Continued

35 ($ in thousands) 2022 2021 Net interest income $1,796,900 $1,532,947 Add: Total non-interest revenue 409,336 450,066 Subtract: Total non-interest expense (1,157,506) (1,099,904) Pre-provision net revenue (PPNR) $1,048,730 $883,109 Net interest income $1,796,900 $1,532,947 Add: Taxable equivalent adjustment 3,927 3,185 TE net interest income 1,800,827 1,536,132 Add: Total non-interest revenue $409,336 $450,066 Total TE revenue 2,210,163 1,986,198 Subtract/add: Investment securities (gains) losses, net — 799 Subtract/add: Fair value adjustment on non-qualified deferred compensation 4,054 (2,816) Adjusted revenue $2,214,217 $1,984,181 Subtract: PPP revenue (13,866) (94,733) Adjusted revenue ex. PPP revenue $2,200,351 $1,889,448 Total non-interest expense $1,157,506 $1,099,904 Subtract: Earnout liability adjustments — (507) Subtract: Loss on early extinguishment of debt (677) — Subtract: Restructuring charges 9,690 (7,223) Subtract: Valuation adjustment to Visa derivative (6,000) (2,656) Subtract/add: Fair value adjustment on non-qualified deferred compensation 4,054 (2,816) Adjusted non-interest expense $1,164,573 $1,086,702 Adjusted revenue ex. PPP revenue $2,200,351 $1,889,448 Subtract: Adjusted non-interest expense (1,164,573) (1,086,702) Adjusted PPNR ex. PPP revenue $1,035,778 $802,746 Adjusted revenue $2,214,217 $1,984,181 Subtract: Adjusted non-interest expense (1,164,573) (1,086,702) Adjusted PPNR $1,049,644 $897,479 Non-GAAP Financial Measures, Continued Amounts may not total due to rounding.

36 (dollars in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Total assets $59,731,378 $58,639,522 $57,382,745 $56,419,549 $57,317,226 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (27,124) (29,242) (31,360) (33,478) (35,596) Tangible assets $59,251,864 $58,157,890 $56,898,995 $55,933,681 $56,829,240 Total shareholders' equity $4,475,801 $4,229,715 $4,584,438 $4,824,635 $5,296,800 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (27,124) (29,242) (31,360) (33,478) (35,596) Subtract: Preferred stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,459,142 $3,210,938 $3,563,543 $3,801,622 $4,271,669 Total shareholders' equity to total assets ratio 7.49% 7.21% 7.99% 8.55% 9.24% Tangible common equity ratio 5.84% 5.52% 6.26% 6.80% 7.52% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding.